Exhibit 10.3e


                          LOAN AGREEMENT


      This Loan Agreement (this "Agreement") is entered into as of February 18, 1997 between MAXICARE HEALTH PLANS, INC., a Delaware corporation ("Lender"), and PETER J. RATICAN ("Borrower"), in light of the following:


                             RECITALS


      WHEREAS, Borrower has requested Lender to lend to Borrower the sum of Two Million Two Hundred Twenty Nine Thousand Twenty Eight Dollars and Thirteen Cents ($2,229,028.13) in order to enable Borrower to exercise options to purchase common stock issued by Lender;

      WHEREAS, Lender has agreed to  make  such loan to Borrower in
accordance  with  the  terms   and  conditions  contained  in  this
Agreement;

NOW, THEREFORE, the parties agree as follows:

      1.   DEFINITIONS

      In addition to the terms defined above, the following terms shall have the following definitions:

           1.1 "Applicable Rate" shall mean the annual interest rate in effect on the Loan from time to time during the term thereof.

           1.2 "Borrowing Rate" shall mean the weighted average annual interest rate charged to the Company on any borrowed capital during any calendar year during the term of the Loan.

           1.3 "Company" shall mean the Lender and all of its subsidiary companies and/or entities.

           1.4 "Event of Default" is defined in Section 11 of the Pledge Agreement.

           1.5   "LIBOR"  means   the   one-year  London  Interbank
Offered Rate, as published in the Wall Street Journal, in effect from time to time.

           1.6 "Loan" means the loan described in Section 2.1 of this Agreement.

                           103 of 193

           1.7   "Loan Documents" means  this  Agreement, the Note,
the  Pledge  Agreement,  and   any   other  documents  executed  in
connection herewith or therewith.

           1.8 "Maturity Date" shall be April 1, 2001 unless otherwise expressly provided for in the Loan Documents.

           1.9 "Note" means and refers to that certain Promissory Note, dated of even date, in the principal amount of Two Million Two Hundred Twenty Nine Thousand Twenty Eight Dollars and Thirteen Cents ($2,229,028.13), executed by Borrower to Lender, substantially in the form of Exhibit "A" attached hereto and incorporated herein by this reference, with appropriate insertions, and any amendments, modifications and extensions thereof.

           1.9 "Pledge Agreement" means and refers to that certain Pledge Agreement, dated of even date, executed by Borrower and Lender, substantially in the form of Exhibit "B" attached hereto and incorporated herein by this reference, with appropriate insertions, and any amendments, modifications and extensions thereof.

      2.   THE LOAN

           2.1 On or after February 18, 1997, upon Borrower's request, Lender shall make a recourse loan (the "Loan") to Borrower in the principal amount of Two Million Two Hundred Twenty Nine Thousand Twenty Eight Dollars and Thirteen Cents ($2,229,028.13).

           2.2   The Loan shall be evidenced by the Note.

           2.3 The Loan shall bear interest compounding monthly at the following rates:

                 2.3.1 during the period commencing on the date of the Loan and terminating on December 31, 1997 at fifty (50) basis points greater than the LIBOR in effect on the date of the Loan;

                 2.3.2 during the period commencing on January 1, 1998 through the Maturity Date the Applicable Rate shall be as follows and shall be fixed for each calendar year:

                        2.3.2.1 if  the  Company  did  not incur or
accrue any interest expenses for borrowed funds during the immediately preceding calender year, the Applicable Rate for the calendar year shall be fifty (50) basis points greater than the
LIBOR in effect on the first business day of such new calendar year; or


                           104 of 193

                        2.3.2.2 if the Company  did incur or accrue
interest expenses for borrowed funds during the immediately preceding calendar year, the Applicable Rate for the calendar year shall be fifty (50) basis points above the greater of either:

                               2.3.2.2.1   the  LIBOR  in effect on
the first business day of such new calendar year; or

                               2.3.2.2.2   the  Borrowing  Rate for
the immediately preceding calendar year.

           2.4 Each payment on the Note shall be credited first to interest, if any then due, and the remainder to principal. Principal and interest shall be payable in lawful money of the United States of America. Borrower shall have the right to prepay all or any portion of the principal sum of the Note at any time without penalty.

           2.5 All accrued interest and unpaid principal shall be payable on the earlier to occur of the Maturity Date or an Event of Default; provided, however, that if Borrower shall sell any shares of stock of Lender included in the Collateral (as defined in the Pledge Agreement), then Borrower shall cause proceeds of such sale to be delivered immediately to Lender to prepay the Note in an amount equal to the product of (x) the aggregate amount, including accrued interest, unpaid fees and costs and unpaid principal, due on the Note as of the date of such sale and (y) a fraction, the numerator of which is the number of shares of stock of Lender included in the Collateral which are to be sold by Borrower in such sale, and the denominator of which is the number of shares of stock of Lender included in the Collateral immediately prior to such sale.

           2.6 Upon the occurrence of an Event of Default, the whole principal sum shall become immediately due at the option of the holder hereof.


      3.   CONDITIONS PRECEDENT

           As conditions precedent to Lender's obligation to make the Loan, Borrower shall have executed and delivered to Lender, in form and substance satisfactory to Lender, the following:

           3.1   The Note;

           3.2   The Pledge Agreement; and

           3.3 Such other documents as Lender may reasonably require.

                           105 of 193

      4.   REPRESENTATIONS AND WARRANTIES

           Borrower represents and warrants that, until full and final payment of all indebtedness incurred hereunder:

           4.1 The execution, delivery, and performance of this Agreement and of any instrument or agreement required by this Agreement are not in conflict with any law or any indenture, agreement or undertaking to which Borrower is a party or by which Borrower is bound or affected.

           4.2 All financial information submitted by Borrower to Lender is true and correct in all material respects and is complete insofar as may be necessary to give Lender true and accurate knowledge of the subject matter thereof.

           4.3 No event has occurred and is continuing or would result from the making of the Loan which constitutes or would constitute a breach of any representation, warranty or covenant contained in the Loan Documents or an Event of Default.

      5.   COVENANTS

           5.1 Borrower covenants and agrees to deliver to Lender, no later than ten (10) days following the making of the Loan, the original stock certificate issued by Lender and described in the recitals to the Pledge Agreement, and a stock assignment in blank, referencing said stock certificate.

           5.2 Borrower covenants and agrees that until the full and final payment of all indebtedness incurred hereunder, Borrower shall, unless Lender waives compliance in writing:

                 (a)    Promptly give written notice to Lender of:

                        (i)    Any  breach  of  any representation,
warranty or covenant contained in the Loan Documents or any Event of Default; and

                        (ii)   Any other matter  which has resulted
or might result in a material adverse change in Borrower's financial condition or operations.

                 (b) Perform, on request of Lender, such acts as may be necessary or advisable to carry out the intent of this Agreement.

                 (c) Cause all financial information, upon submission by Borrower to Lender, to be true and correct in all material respects and complete to the extent necessary to give Lender true and accurate knowledge of the subject matter.

                           106 of 193

      6.   LENDER'S RIGHTS, POWER AND REMEDIES

           6.1 Upon the occurrence of an Event of Default, Lender may, at its option, exercise any and all rights, powers and remedies provided in the Loan Documents and pursuant to any other present or future agreement between Borrower and Lender, by law, equity, or otherwise.

           6.2 Lender shall have the right to enforce one or more remedies partially, successively or concurrently, and Lender's enforcement of any remedy or remedies shall not stop or prevent Lender from pursuing any additional remedy or remedies that it may have hereunder or by law.

           6.3 In addition to all other sums which are otherwise due under the Loan Documents, Borrower agrees to reimburse Lender for collection costs, including without limitation attorneys' fees, incurred by Lender.


      7.   MISCELLANEOUS

           7.1 The Loan Documents shall bind and inure to the benefit of the parties hereto and their respective heirs, representatives, successors and assigns; provided, however, that Borrower shall not assign any of the Loan Documents or any of the rights, duties or obligations of Borrower under the Loan Documents without the prior written consent of Lender.

           7.2 No consent or waiver under the Loan Documents shall be effective unless in writing. No waiver of any breach or Event of Default shall be deemed a waiver of any breach or Event of Default thereafter occurring. No delay by Lender shall constitute a waiver or election or acquiescence by it.

           7.3 The various headings used in this Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or any provision thereof.

           7.4 Neither the Loan Documents nor any uncertainty or ambiguity therein shall be construed or resolved against Lender or Borrower. The Loan Documents have been reviewed by all parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of all parties hereto.

           7.5 If any provision in the Loan Documents shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of such contract and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.


                           107 of 193

           7.6 This Agreement, the Note and any instrument or agreement required under this Agreement shall be governed by and construed under the laws of the State of California.

           7.7 If either party files a legal proceeding against the other predicated on a breach of this Agreement, the prevailing party in such action shall be entitled to recover its attorneys' fees, litigation expenses and proceeding costs.

           7.8 This Agreement and any agreement, document or instrument attached hereto or referred to herein integrate all the terms and conditions mentioned herein or incidental hereto, and supersede all oral negotiations and prior writings in respect to the subject matter hereof.

           7.9   Time  is  of  the   essence  in  the  payment  and
performance of the obligations of the Borrower under this Agreement and all other documents executed in connection herewith.


      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                                LENDER:


                                MAXICARE HEALTH PLANS, INC., a
                                Delaware corporation


                                /s/ ROBERT J. LANDIS
                                --------------------
                                       TREASURER


                                BORROWER:

                                /s/ PETER J. RATICAN
                                --------------------
                                    PETER J. RATICAN

                           108 of 193

                                                    EXHIBIT A


                      SECURED PROMISSORY NOTE


$2,229,028.13                              February 18, 1997



      FOR VALUE RECEIVED, PETER J. RATICAN (the "Borrower") promises to pay to the order of MAXICARE HEALTH PLANS, INC., a Delaware corporation (the "Lender"), the sum of Two Million Two Hundred Twenty Nine Thousand Twenty Eight Dollars and Thirteen Cents ($2,229,028.13), together with interest thereon from the date of the Loan at the Applicable Rate, compounded monthly.

      Except as otherwise provided in the Loan Agreement, all accrued interest and unpaid principal of this Note shall be due and payable on the Maturity Date.

      This Note is fully recourse to the Borrower.

      All payments in respect of this Note shall be made in lawful money of the United States of America in same day funds to the office of the Lender located at 1149 South Broadway Street, Suite 910, Los Angeles, California 90015 or at such other place as shall be designated in writing by the Lender to the Borrower. Until notified in writing of the transfer of this Note, the Borrower shall be entitled to deem the Lender, or such person who has been so identified by the transferor in writing to the Borrower as the holder of this Note, as the owner and holder of this Note. Each of the Lender and any subsequent holder of this Note agrees that before disposing of this Note or any part hereof it will make a notation hereon of all payments previously made hereunder; provided, however, that the failure to make notation of any payment made on this Note shall not limit or otherwise affect the obligation of the Borrower hereunder with respect to payment on this Note.

      This Note is the Note referred to in, and is entitled to all of the rights, benefits and privileges provided for in the Loan Agreement, dated as of February 18, 1997 (as amended, supplemented or modified from time to time, the "Loan Agreement") between the Borrower and the Lender. For the purposes hereof, unless otherwise defined herein, all capitalized terms contained in this Note shall have the meanings ascribed to them in the Loan Agreement. The Loan Agreement, among other things, (a) provides for the making of the Loan (the "Loan") by the Lender to the Borrower in the principal amount of Two Million Two Hundred Twenty Nine Thousand Twenty Eight

                           109 of 193

Dollars and Thirteen Cents ($2,229,028.13), the indebtedness of the Borrower resulting from such Loan being evidenced by this Note, and
(b) contains provisions for acceleration of the Maturity Date hereof upon the happening of certain stated events.

      This Note is secured by that certain Pledge Agreement (the "Pledge Agreement") of even date by and between the Borrower and the Lender.

      No reference herein to the Loan Agreement or the Pledge Agreement and no provision of this Note, the Loan Agreement or the Pledge Agreement shall alter or impair the obligation of the Borrower, which is absolute and unconditional, to pay this Note at the place and at the time herein prescribed.

      The Borrower promises to pay all costs, expenses, including reasonable attorneys' fees, incurred in the collection and enforcement of this Note. The Borrower and endorsers of this Note hereby consent to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waive diligence, presentment, protest, demand and notice of every kind.

      IN WITNESS WHEREOF, the Borrower has executed and delivered this Note as of the day and year and place first above written.



                                     ---------------------------
                                     PETER J. RATICAN

                           110 of 193

                                                       EXHIBIT B


                         PLEDGE AGREEMENT



      THIS PLEDGE AGREEMENT (this "Agreement") is entered into as of February 18, 1997 by and between PETER J. RATICAN ("Pledgor"), and MAXICARE HEALTH PLANS, INC., a Delaware corporation (the "Lender").

      WHEREAS, pursuant to that certain Loan Agreement (the "Loan Agreement") of even date between the Lender and Pledgor, the Lender has agreed to make a loan (the "Loan") to Pledgor in the sum of Two Million Two Hundred Twenty Nine Thousand Twenty Eight Dollars and Thirteen Cents ($2,229,028.13); capitalized terms, which are used herein but not defined herein, shall have the meanings ascribed to them in the Loan Agreement;

      WHEREAS, Pledgor has agreed to repay the Loan pursuant to that certain Promissory Note (the "Note") of even date;

      WHEREAS, Pledgor is the legal and beneficial owner of 150,000 of the issued and outstanding shares of common stock of Lender evidenced by the certificates set forth on Exhibit "A" attached hereto and made part hereof (the "Pledged Shares");

      WHEREAS, it is a condition to the Lender's making the Loan that Pledgor shall have granted the pledge and security interest contemplated by this Agreement; and

      NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and in order to induce the Lender to make the Loan, the parties hereto agree as follows:

      SECTION 1. Grants of Security. Pledgor hereby assigns, pledges and grants to the Lender a first priority security interest in all of such Pledgor's right, title and interest in and to the following (the "Collateral") to secure the Secured Obligations (as defined in Section 2):

           (i) the Pledged Shares and the certificates representing the Pledged Shares and any interest of such Pledgor in the entries on the books of any financial intermediary pertaining to the Pledged Shares, and all dividends, cash, warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares; and

           (ii) all proceeds of the foregoing items described in the preceding clause (i).

                           111 of 193

      SECTION 2. Secured Obligations. This Agreement secures, and the Collateral is collateral security for, the prompt payment or performance in full when due, whether upon demand, at stated maturity, by acceleration or otherwise, of: (a) all obligations of Pledgor in respect of the Note, whether for principal, interest (including, without limitation, interest that, but for the filing of a petition in bankruptcy with respect to Pledgor, would accrue on such obligations), fees, expenses or otherwise; and (b) all obligations of Pledgor now or hereafter existing under this Agreement and the Loan Agreement and any and all damages and claims (including any third party claims) suffered by Lender which may result from any breach by Pledgor of, or any misrepresentation contained in this Agreement, the Loan Agreement or the Note (all such obligations of Pledgor are referred to herein as the "Secured Obligations").

      SECTION 3. Delivery of Pledged Shares. All certificates or instruments representing or evidencing the Pledged Shares shall be delivered to and held by or on behalf of the Lender pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Lender. The Lender shall have the right, at any time in its discretion and without notice to Pledgor, whether prior to or following the occurrence of an Event of Default (as defined herein), to transfer to or to register in the name of the Lender or any of its nominees any or all of the Pledged Shares. In addition, the Lender shall have the right, subject to the reasonable approval of Lender's transfer agent, at any time to exchange certificates or instruments representing or evidencing Pledged Shares for certificates or instruments of smaller or larger denominations.

      SECTION  4.     Representations   and   Warranties.    Pledgor
represents and warrants to the Lender that the following statements are true, correct and complete:

      (a) Pledgor is the legal and beneficial owner of the Collateral, free and clear of any lien or security interest except for the security interest created by this Agreement. Pledgor shall defend the Collateral against all claims and demands of all persons at any time claiming any interest therein adverse to the Lender;

      (b) Pledgor has full power, authority, and legal right to pledge the Collateral pursuant to this Agreement;

      (c) All of the Pledged Shares have been duly authorized and validly issued and are fully paid and non-assessable;

      (d) The pledge and delivery of the Collateral to the Lender pursuant to this Agreement creates a valid and perfected first priority security interest in the Collateral, securing the payment and performance of the Secured Obligations;

                           112 of 193

      (e) Except as have already been made or obtained, no consent of any other party (including, without limitation, creditors of Pledgor) and no consent, authorization, approval, or other action by, and no notice to or filing with any governmental authority or regulatory body is required either (i) for the pledge by Pledgor of the Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by Pledgor or (ii) for the perfection of or exercise by the Lender of the rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement;

      (f) The pledge of the Pledged Shares does not violate Regulations G, T, U or X of the Board of Governors of the Federal Reserve System;

      (g) Except as permitted under this Agreement, the Pledgor at all times will be the sole beneficial owner of the Pledged Shares; and

      (h) The proceeds of the Loan shall be used for lawful business purposes.

      SECTION 5. Further Assurances. Pledgor agrees that at any time and from time to time, at the expense of Pledgor, he will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Lender may request, in order to perfect and protect any security interest granted hereby or to enable the Lender to exercise and enforce its rights and remedies hereunder with respect to any Collateral.

      SECTION 6.  Voting Rights, Dividends, Etc.

      (a) So long as no Event of Default shall have occurred and be continuing:

           (i) Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement; provided, however, that Pledgor shall give the Lender at least five days' written notice of the manner in which he intends to exercise, or the reasons for refraining from exercising, any such right;

           (ii) Pledgor shall be entitled to receive and retain any and all dividends and other distributions paid in respect of the Collateral; provided, however, that any and all

                  (A) dividends and other distributions paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Collateral,

                           113 of 193

                  (B) dividends and other distributions paid or payable in cash in respect of any Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, and

                  (C) cash paid, payable or otherwise distributed in redemption of, or in exchange for, any Collateral, shall be, and shall be forthwith delivered to the Lender to hold as, Collateral and shall, if received by Pledgor, be received in trust for the benefit of the Lender, be segregated from the other property or funds of Pledgor, and be forthwith delivered to the Lender as Collateral in the same form as so received (with any necessary indorsement); and

           (iii) the Lender shall execute and deliver (or cause to be executed and delivered) to Pledgor all such proxies and other instruments as Pledgor may reasonably request for the purpose of enabling Pledgor to exercise the voting and other rights which he is entitled to exercise pursuant to subsection 6(a)(i) and to receive the dividends and other distributions which he is authorized to receive and retain pursuant to subsection 6(a)(ii).

      (b) Upon the occurrence and during the continuance of an Event of Default:

           (i) Upon written notice from the Lender to Pledgor, all rights of Pledgor to exercise the voting and other consensual rights which he would otherwise be entitled to exercise pursuant to subsection 6(a)(i) shall cease, and all such rights shall thereupon become vested in the Lender which shall thereupon have the sole right to exercise such voting and other consensual rights.

           (ii) All rights of Pledgor to receive the dividends and other distributions which he would otherwise be authorized to receive and retain pursuant to subsection 6(a)(ii) shall cease and all such rights shall thereupon become vested in the Lender which shall thereupon have the sole right to receive such dividends and other distributions and the right to hold such dividends and other distributions as Collateral during the continuance of such Event of Default. All dividends and other distributions which are received by Pledgor contrary to the provisions of this subsection 6(b)(ii) shall be received in trust for the benefit of the Lender, shall be segregated from other funds of Pledgor and shall be forthwith paid over to the Lender as Collateral in the same form as so received (with any necessary indorsement).

           (iii) Pledgor shall execute and deliver (or cause to be executed and delivered) to the Lender all such proxies and other instruments as the Lender may reasonably request for the purpose of enabling the Lender to exercise the voting and other rights which it is entitled to exercise pursuant to subsection 6(b)(i) and to receive the dividends and other distributions which it is authorized to receive and retain pursuant to subsection 6(b)(ii).

                           114 of 193

      SECTION 7.  Transfers and Other Liens; Additional Shares.

      (a) Pledgor agrees that he will not (i) sell or otherwise dispose of, or grant any option with respect to, any Collateral, or
(ii) create or permit to exist any lien or security interest upon or with respect to any Collateral, except for the security interest under this Agreement.

      (b) Pledgor agrees that he will vote to cause the Lender not to issue any additional stock or other securities or in substitution for the Pledged Shares.

      SECTION 8. Lender Appointed Attorney-in-Fact. Pledgor hereby appoints the Lender as Pledgor's attorney-in-fact, with full authority in the place and stead of Pledgor and in the name of Pledgor or otherwise, from time to time upon the occurrence and continuation of an Event of Default, in the Lender's discretion to take any action and to execute any instrument which the Lender may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

           (i) to receive, indorse and collect all instruments made payable to Pledgor representing any dividend or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same;

           (ii) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for money due and to become due under or in respect of any of the Collateral;

           (iii) to file any claims or take any action or institute any proceedings which the Lender may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Lender with respect to any of the Collateral; and

           (iv) generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Lender were the absolute owner thereof for all purposes, and to do, at the Lender's option and Pledgor's expense, at any time, and from time to time, all acts that the Lender deems necessary to protect, preserve or realize upon the Collateral and the Lender's security interest therein, in order to effect the intent of this Agreement, all as full and effectively as Pledgor might do.

This appointment as attorney-in-fact is coupled with an interest and is irrevocable. In performing its functions and duties under this Agreement, the Lender has not assumed and shall not be deemed to have assumed any obligation toward or relationship of agency or trust with or for Pledgor.

                           115 of 193

      SECTION 9. Lender May Perform. If Pledgor fails to perform any agreement contained herein, the Lender may itself perform, or cause performance of, such agreement, and the expenses of the Lender incurred in connection therewith shall be payable by Pledgor under
Section 14(b).

      SECTION 10.  The Lender's Duties and Liabilities.

      (a) The powers conferred on the Lender hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. The Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Lender accords its own property, it being understood that the Lender shall have no responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not the Lender has or is deemed to have knowledge of such matters, or (ii) taking any necessary steps to assert rights against any parties with respect to any Collateral.

      (b) The Lender shall not be liable to Pledgor (i) for any loss or damage sustained by Pledgor or (ii) for any loss, damage, depreciation or other diminution in the value of any of the Collateral that may occur as a result of, in connection with or that is in any way related to (x) any exercise by the Lender of any right or remedy under this Agreement or (y) any other act or failure to act of the Lender, except to the extent that the same shall be determined by a judgment of a court of competent jurisdiction, that is final and not subject to review on appeal, to be the result of acts or omissions on the part of the Lender constituting gross negligence or willful misconduct.

      SECTION 11. Events of Default; Remedies Upon Default; Decisions Relating to Exercise of Remedies.

      11.1 Any one or more of the following events shall constitute an Event of Default by Pledgor under this Agreement:

           (a) Failure to Pay Obligations. If Pledgor fails to pay, no later than fifteen (15) calendar days following the date when due and payable or when declared due and payable, all or any portion of the Secured Obligations owing to Lender (whether for principal, interest, taxes, reimbursement of expenses, or otherwise);

           (b) Failure to Perform. If Pledgor fails to perform, keep or observe any other term, provision, condition, covenant, agreement, warranty or representation contained in this Agreement, the Loan Agreement, the Note, or any other present or future agreement between Pledgor and Lender, and such failure continues for thirty (30) days following written notice from the Lender to Pledgor;

                           116 of 193

           (c)    Voluntary  Insolvency  Proceeding.     If  Pledgor
commences any Insolvency Proceeding (as defined below); and

           (d)    Involuntary  Insolvency   Proceeding.      If  any
Insolvency Proceeding is commenced against Pledgor and which is not dismissed within sixty (60) days of the date of filing.

      11.2 As used herein the term "Insolvency Proceeding" means and includes any proceeding commenced by or against any person or entity under any provision of the federal Bankruptcy Code, as amended, or under any other bankruptcy or insolvency law, including, but not limited to, assignments for the benefit of creditors, formal or informal moratoriums, compositions or extensions generally with his creditors.

      11.3 If an Event of Default shall have occurred and be continuing:

            (a) the Lender may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code (the "UCC") in effect in the State of California at that time;

            (b) the Lender may transfer all or any part of the Collateral into the Lender's name or the name of its nominee or nominees;

            (c) the Lender may give all consents, waivers and ratifications in respect of the Collateral and otherwise act with respect thereto as though it were a party thereto or outright owner thereof;

            (d) the Lender may settle, adjust, compromise and arrange all accounts, controversies, questions, claims and demands whatsoever in relation to all or any part of the Collateral;

            (e) the Lender may, in respect of the Collateral, execute all such contracts, agreements, deeds, documents and instruments; bring, defend and abandon all such actions, suits and proceedings; and take all actions in relation to all or any part of the Collateral as the Lender in its absolute discretion may determine;

            (f) (i) The Lender may without notice (except as specified below), sell the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of the Lender's offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as the Lender may deem commercially reasonable, irrespective of the impact of any such sales on the market price of the Collateral. To the extent permitted by law, the Lender may be the purchaser of any or all of the Collateral at any such public or private sale. Pledgor agrees

                           117 of 193
that, to the extent notice of sale shall be required by law, at least five days' notice to Pledgor of the time and place of any public sale or the time after which a private sale is to be made shall constitute reasonable notification. The Lender shall not be obligated to make any sale of the Collateral regardless of notice of sale having been given. The Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned;

                  (ii)  Pledgor  recognizes  that,   by  reason  of
certain prohibitions contained in the Securities Act of 1933, as from time to time amended (the "Securities Act"), and applicable state securities laws, the Lender may be compelled, with respect to any sale of all or any part of the Collateral conducted without prior registration or qualification of such Collateral under the Securities Act and/or such state securities laws, to limit purchasers to those who will agree, among other things, to acquire the Collateral for their own account, for investment and not with a view to the distribution or resale thereof, and such purchasers may have to be limited in number to possibly one purchaser and any purchaser must be a sophisticated investor able to fend for himself. Pledgor acknowledges that any such private sales may be at prices and on terms less favorable to the Lender than those obtainable through a public sale without such restrictions (including, without limitation, a public offering made pursuant to a registration statement under the Securities Act) and, notwithstanding such circumstances, Pledgor agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Lender shall have no obligation to engage in public sales and no obligation to delay the sale of any Collateral for the period of time necessary to permit the Lender to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws. The Pledged Shares constitute or upon foreclosure may constitute "restricted securities" as defined in Rule 144 promulgated by the Securities and Exchange Commission under the Securities Act and may be subject to transfer restrictions under the Securities Act;

            (g) The Lender may appoint managers, sub-agents, officers and servants for any of the purposes mentioned in the foregoing provisions of this Section 11 and to dismiss the same, all as the Lender in its absolute discretion may determine; and

            (h) The Lender may generally take all such other action as the Lender in its absolute discretion may determine to be incidental or conducive to any of the matters or powers mentioned in the foregoing provisions of this Section 11 and which the Lender may or can do lawfully.

      SECTION 12. Remedies Cumulative. Each and every right, power and remedy hereby specifically given to the Lender shall be in addition to every other right, power and remedy specifically given under this Agreement, the Loan Agreement or the Note or now

                           118 of 193
or hereafter existing at law or in equity, or by statute, and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time or simultaneously and as often  and  in  such  order  as may be deemed expedient by the Lender. All such rights, powers and remedies shall be cumulative, and the exercise or the beginning of exercise of one shall not be deemed a waiver of the right to exercise of any other or others. No delay or omission of the Lender in the exercise of any such right, power or remedy and no renewal or extension of any of the Secured Obligations shall impair any such right, power or remedy or shall be construed to be a waiver of any default or Event of Default or an acquiescence therein.

      SECTION 13. Application of Proceeds. After and during the continuance of an Event of Default, any cash held by the Lender as Collateral and all cash proceeds received by the Lender (all such cash being "Proceeds") in respect of any sale of, collection from, or other realization upon all or any part of the Collateral pursuant to the exercise by the Lender of its remedies as a secured creditor as provided in Section 11 of this Agreement shall promptly be applied by the Lender from time to time as follows:

            FIRST: To the payment of the costs and expenses of such sale, collection or other realization, and all expenses, liabilities and advances made or incurred by the Lender in connection therewith, in accordance with Section 14(b);

            SECOND: After payment in full of the amounts specified in the preceding subparagraph, to the payment of the Secured Obligations to the Lender; and

            THIRD: After payment in full of the amounts specified in the preceding subparagraphs, and any other amount required by any provision of law, to Pledgor, or his heirs, representatives, successors or assigns, or to whomever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such Proceeds.
All applications of Proceeds to the Secured Obligations shall be applied to the payment of interest before application to the payment of principal. If any portion of the Secured Obligations shall remain unpaid following application of the Proceeds, Pledgor shall remain liable therefor.

      SECTION 14.  Indemnity and Expenses.

      (a) Pledgor agrees to indemnify the Lender from and against any and all claims, losses and liabilities growing out of or resulting from Pledgor's breach of any term hereof or any misrepresentation made hereunder or in connection with this Agreement (including, without limitation, enforcement of this Agreement), except claims, losses or liabilities resulting from the Lender's gross negligence or willful misconduct. This provision shall remain in effect following payment of the Secured Obligations.

                           119 of 193

      (b) Pledgor will upon demand pay to the Lender the amount of any and all of the Lender's reasonable out-of-pocket expenses, including fees and disbursements of its counsel, that the Lender may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Lender hereunder or (iv) the failure by Pledgor to perform or observe any of the provisions hereof.

      SECTION 15. Amendments, Etc. No amendment, modification, termination or waiver of any provision of this Agreement or consent to any departure by Pledgor herefrom shall in any event be effective without the written concurrence of the Lender. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

      SECTION 16. Addresses for Notices. Any communications between the parties hereto or notices or requests provided herein to be given may be given by mailing the same, postage prepaid, or by facsimile transmission to each party at its address set forth on the signature pages hereof or to such other addresses as each party may in writing hereafter indicate. Any notice, request or demand to or upon the Lender or Pledgor shall not be effective until received (provided, in the case of facsimile transmission, that receipt is confirmed).

      SECTION 17. Effect of Disposition of Collateral. Any sale of, or the grant of options to purchase, or any other realization upon, any Collateral by Lender hereunder shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of Pledgor therein and thereto, and shall be a perpetual bar both at law and in equity against Pledgor and against any and all persons claiming or attempting to claim the Collateral so sold, optioned or realized upon, or any part thereof, from, through and under Pledgor.

      SECTION  18.    Continuing  Security  Interest;  Transfer  of
Secured Obligations; Termination.    This  Agreement shall create a
continuing security interest in the Collateral and shall:

            (i) remain in full force and effect until the indefeasible payment and performance in full of the Secured Obligations;

            (ii)        be   binding   upon   Pledgor,  his  heirs,
representatives, successors and assigns; and

            (iii) inure, together with the rights and remedies of the Lender, to the benefit of the Lender and its successors, transferees and assigns.

                           120 of 193

Without limiting the generality of the foregoing clause (iii), the Lender may assign or otherwise transfer all or a portion of its interests and rights under the Note to any other person or entity, and such other person or entity shall thereupon become vested with all the benefits in respect thereof granted to the Lender herein or otherwise. Upon the date set forth in subsection 18(i), Pledgor shall be entitled to the return, upon his request and at his expense, of such of the Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof.

      SECTION 19. Headings. Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement or be given any substantive effect.

      SECTION 20. Severability. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

      SECTION 21. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same agreement.

      SECTION 22. Governing Law; Terms. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF PLEDGOR AND THE LENDER AND ALL OTHER ASPECTS HEREOF SHALL BE DEEMED TO BE MADE UNDER, SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA, EXCEPT AS REQUIRED BY MANDATORY PROVISIONS OF LAW AND EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF CALIFORNIA. Unless otherwise defined herein, in the Loan Agreement or in the Note, terms defined in Divisions 8 and 9 of the UCC are used herein as therein defined.

      SECTION 23. Interpretation. Wherever in this Agreement the context may require, the masculine gender shall be deemed to include the feminine and/or neuter, and the singular to include the plural.

      SECTION 24. Consent to Jurisdiction and Service of Process; Waiver of Trial by Jury. Pledgor hereby irrevocably submits to the jurisdiction of any California State or Federal court sitting in the Central District of California in any action or proceeding arising out of or relating to the Loan Documents, and Pledgor hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such California State or Federal court. Pledgor hereby irrevocably waives, to the fullest extent he may effectively do so, the defense of an

                           121 of 193
inconvenient forum to the maintenance of such action or proceeding. Pledgor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Section 24 shall affect the right of the Lender to bring any action or proceeding against Pledgor or his property in the courts of any other jurisdiction. IN ANY LITIGATION ARISING OUT OF OR RELATING TO THE LOAN DOCUMENTS, EACH PARTY HERETO WAIVES TRIAL BY JURY.

      SECTION 25. Security Interest Absolute. All rights of the Lender and security interests hereunder, and all obligations of Pledgor hereunder, shall be absolute and unconditional irrespective of:

            (i) any lack of validity or enforceability of the Note or any other agreement or instrument relating thereto; (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Note or any other related document;

            (iii) any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to any departure from any guaranty for all or any of the Secured Obligations; or

            (iv) any other circumstance which might otherwise constitute a defense available to, or a discharge of, Pledgor.

      SECTION 26. Pledgor Remains Liable. Anything herein to the contrary notwithstanding, (i) Pledgor shall remain liable under the contracts and agreements included in or relating to the Collateral to the extent set forth therein to perform all of his duties and obligations thereunder to the same extent as if this Agreement had not been executed, (ii) the exercise by the Lender of any of the rights hereunder shall not release Pledgor from any of his duties or obligations under the contracts and agreements included in or relating to the Collateral and (iii) the Lender shall not have any obligation or liability under the contracts and agreements included in or relating to the Collateral by reason of this Agreement, nor shall the Lender be obligated to perform any of the obligations or duties of Pledgor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

      SECTION 27. Facsimile Execution. Execution of this Agreement shall be deemed binding upon the party executing this Agreement notwithstanding that delivery of the executed document may be by facsimile transmission. Any party shall be entitled to rely on a faxed execution copy of this Agreement with the same force and effect as if an originally inked execution copy were delivered. Inked original documents shall be delivered to the other parties by Federal Express mail within one business day of the facsimile transmission.


                           122 of 193

      IN WITNESS WHEREOF, Pledgor and the Lender have caused this Agreement to be duly executed and delivered as of the date first above written.


                         PLEDGOR:


                         ---------------------------
                         PETER J. RATICAN


                         Notice Address for Pledgor:

                         1440 Greenbriar Road Glendale,
                         California 91207
                         Fax No.: (818) 956-5907


                         LENDER:

                         MAXICARE HEALTH PLANS, INC.,
                         a Delaware corporation


                         By:
                            ------------------------


                         Its:
                             -----------------------

                         Notice Address:

                         1149 South Broadway Street, Suite 910
                         Los Angeles, California 90015
                         Fax No.:  (213) 765-2694

                         with a copy to:

                         Jeffer, Mangels, Butler & Marmaro LLP
                         2121 Avenue of the Stars
                         Tenth Floor
                         Los Angeles, California  90067
                         Attn: Barry L. Burten, Esq.
                         Fax No.: (310) 203-0567

                           123 of 193